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                           FIRST AMERICAN FUNDS, INC.
                       SUPPLEMENT DATED JULY 20, 2007 TO
          STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 31, 2006,
                           AS PREVIOUSLY SUPPLEMENTED


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This information supplements the Statement of Additional Information of First
American Funds, Inc., dated October 31, 2006, as previously supplemented January 23, 2007 and March 2, 2007 (the "SAI"). This supplement and the SAI constitute a current SAI. To request a copy of the SAI, please call 800-677-FUND.

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THE FOLLOWING INFORMATION IS ADDED TO THE SAI UNDER THE SECTION ENTITLED
"ADDITIONAL INFORMATION ABOUT PURCHASING AND REDEEMING SHARES":

RECEIPT OF ORDERS BY FINANCIAL INSTITUTIONS

     The Funds have authorized one or more Institutions to receive purchase and redemption orders on the Funds' behalf. Institutions are authorized to designate other institutions to receive purchase and redemption orders on the Funds' behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized Institution or, if applicable, an Institution's authorized designee, receives the order. An order will be priced at the applicable Fund's net asset value next computed after the order is received by an authorized Institution or the Institution's authorized designee and accepted by the Fund.

                                                                FAF-SAI-STK#3